Exhibit 99.1

Vroom Announces First Quarter 2024 Results

Successfully Completed UACC Securitization Transaction in April 2024

Continued Progress on UACC Origination Performance

NEW YORK – May 10, 2024 – Vroom, Inc. (Nasdaq:VRM) today announced financial results for the first quarter ended March 31, 2024.

HIGHLIGHTS OF FIRST QUARTER 2024

•
$91.0 million cash and cash equivalents as of March 31, 2024
•
$(44.7) million net loss from continuing operations
•
$(32.2) million Adjusted EBITDA
•
Substantially completed the ecommerce wind-down
•
Adopted new reporting segments to align with continuing operations at United Auto Credit (UACC) and CarStory

Tom Shortt, the Company’s Chief Executive Officer, said “As we previously announced, our ecommerce wind-down was substantially completed during the first quarter of 2024. I am extremely proud of our team’s timely and orderly execution of the wind-down and continued focus on strengthening UACC’s operations. We have focused on portfolio performance at UACC and currently expect originations since early 2023 to perform at a level that enables UACC to drive toward profitability. We continue to take other actions to maximize stakeholder value by seeking to monetize our ecommerce platform and grow and enhance the profitability of UACC and CarStory.”

Bob Krakowiak, Vroom’s Chief Financial Officer, commented, “We ended the quarter with cash and cash equivalents of approximately $91 million. The cash burn was primarily a result of the ecommerce wind-down, as we paid severance and other personnel-related costs and incurred exit costs associated with early termination or modification of ecommerce contracts and leases. I am pleased with the completion of UACC’s 2024-1 securitization transaction, in which $262.5 million of rated asset-backed securities were sold in April 2024, and $37.5 million of non-investment grade securities initially retained were subsequently sold in early May 2024.”

FIRST QUARTER 2024 FINANCIAL DISCUSSION

All financial comparisons are on a year-over-year basis unless otherwise noted.

	Three Months Ended March 31,
	2024	2023	$ Change	% Change
Interest income	$51,077	$34,368	$16,709	48.6%

Interest expense:
Warehouse credit facility	9,471	3,099	6,372	205.6%
Securitization debt	4,869	4,345	524	12.1%
Total interest expense	14,340	7,444	6,897	92.6%
Net interest income	36,737	26,924	9,812	36.4%

Realized and unrealized losses, net of recoveries	30,819	15,728	15,091	95.9%
Net interest income after losses and recoveries	5,918	11,196	(5,279)	(47.1)%

Noninterest (loss) income:
Servicing income	2,019	2,854	(835)	(29.3)%
Warranties and GAP income, net	(9,642)	2,835	(12,477)	(440.1)%
CarStory revenue	2,979	3,170	(191)	(6.0)%
Gain on debt extinguishment	—	8,709	(8,709)	(100.0)%
Other income	2,784	3,032	(248)	(8.2)%
Total noninterest (loss) income	(1,860)	20,600	(22,460)	(109.0)%

Expenses:
Compensation and benefits	24,110	23,221	889	3.8%
Professional fees	3,343	4,973	(1,630)	(32.8)%
Software and IT costs	4,622	5,246	(624)	(11.9)%
Depreciation and amortization	7,626	7,232	394	5.4%
Interest expense on corporate debt	1,391	1,340	51	3.8%
Impairment charges	2,752	—	2,752	100.0%
Other expenses	4,454	5,199	(745)	(14.3)%
Total expenses	48,298	47,211	1,087	2.3%

Loss from continuing operations before provision for income taxes	(44,240)	(15,415)	(28,825)	187.0%
Provision for income taxes from continuing operations	436	54	382	707.4%
Net loss from continuing operations	$(44,676)	$(15,469)	$(29,207)	188.8%
Net loss from discontinued operations	$(22,941)	$(59,272)	$36,331	61.3%
Net loss	$(67,617)	$(74,741)	$7,124	9.5%

Results by Segment

UACC

	Three Months Ended March 31,
	2024	2023	Change	% Change
	(in thousands, except unit data and average days to sale)
Interest income	$51,541	$35,299	$16,242	46.0%

Interest expense:
Warehouse credit facility	9,471	3,099	6,372	205.6%
Securitization debt	4,869	4,345	524	12.1%
Total interest expense	14,340	7,444	6,896	92.6%
Net interest income	37,201	27,855	9,346	33.6%

Realized and unrealized losses, net of recoveries	27,761	12,272	15,489	126.2%
Net interest income after losses and recoveries	9,439	15,582	(6,143)	(39.4)%

Noninterest income:
Servicing income	2,019	2,854	(835)	(29.3)%
Warranties and GAP income, net	1,610	2,203	(593)	(26.9)%
Other income	2,470	1,054	1,416	134.3%
Total noninterest income	6,099	6,111	(12)	(0.2)%

Expenses:
Compensation and benefits	18,788	18,537	252	1.4%
Professional fees	876	2,541	(1,664)	(65.5)%
Software and IT costs	3,097	2,705	392	14.5%
Depreciation and amortization	6,021	5,627	394	7.0%
Interest expense on corporate debt	471	197	274	139.1%
Impairment charges	2,752	—	2,752	100.0%
Other expenses	2,523	2,420	103	4.3%
Total expenses	34,529	32,026	2,503	7.8%

Adjusted EBITDA	$(10,147)	$(4,467)	$(5,680)	127.1%

Interest income on cash and cash equivalents	$(568)	$(448)	(120)	26.7%
Stock compensation expense	$168	$490	(322)	(65.8)%

CarStory

	Three Months Ended March 31,
	2024	2023	Change	% Change
	(in thousands, except unit data and average days to sale)
Noninterest income:
CarStory revenue	$2,979	$3,170	$(191)	(6.0)%
Other income	173	48	125	260.4%
Total noninterest income	3,152	3,218	(66)	(2.1)%

Expenses:
Compensation and benefits	2,214	2,401	(187)	(7.8)%
Professional fees	122	177	(55)	(31.1)%
Software and IT costs	167	174	(7)	(4.0)%
Depreciation and amortization	1,605	1,605	-	0.0%
Other expenses	118	149	(31)	(20.8)%
Total expenses	4,225	4,505	(280)	(6.2)%

Adjusted EBITDA	$559	$567	$(8)	(1.4)%

Interest income on cash and cash equivalents	$(173)	$(46)	(126)	272.1%
Stock compensation expense	$200	$296	(95)	(32.3)%

Corporate

	Three Months Ended March 31,
	2024	2023	Change	% Change
	(in thousands, except unit data and average days to sale)
Interest income	$(464)	$(931)	$467	50.2%

Realized and unrealized losses, net of recoveries	3,058	3,456	(398)	(11.5)%
Net interest income after losses and recoveries	(3,521)	(4,387)	865	19.7%

Noninterest (loss) income:
Warranties and GAP income, net	$(11,252)	$632	$(11,884)	(1,880.4)%
Gain on debt extinguishment	—	8,709	(8,709)	(100.0)%
Other income	141	1,930	(1,789)	(92.7)%
Total noninterest (loss) income	(11,111)	11,271	(22,382)	(198.6)%

Expenses:
Compensation and benefits	3,109	2,284	824	36.1%
Professional fees	2,345	2,256	89	3.9%
Software and IT costs	1,358	2,366	(1,009)	(42.6)%
Interest expense on corporate debt	920	1,143	(223)	(19.5)%
Other expenses	1,813	2,631	(819)	(31.1)%
Total expenses	9,544	10,681	(1,137)	(10.6)%

Adjusted EBITDA	$(22,564)	$(12,398)	$(10,166)	82.0%

Interest income on cash and cash equivalents	$(264)	$(1,930)	1,666	86.3%
Stock compensation expense	$956	$894	63	7.0%

Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: EBITDA and Adjusted EBITDA. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. We have reconciled all non-GAAP financial measures with the most directly comparable U.S. GAAP financial measures.

EBITDA and Adjusted EBITDA are supplemental performance measures that our management uses to assess our operating performance and the operating leverage in our business. Because EBITDA and Adjusted EBITDA facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes.

EBITDA and Adjusted EBITDA

We calculate EBITDA as net loss before interest expense on corporate debt, interest income on cash and cash equivalents, income tax expense and depreciation and amortization expense.

We calculate Adjusted EBITDA as EBITDA adjusted to exclude stock compensation expense, gain on debt extinguishment and long-lived asset impairment charges.

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to net loss, which is the most directly comparable U.S. GAAP measure:

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Net loss from continuing operations	$(44,676)	$(15,469)
Adjusted to exclude the following:
Interest expense on corporate debt	1,391	1,340
Interest income on cash and cash equivalents	(1,005)	(2,425)
Provision for income taxes	436	54
Depreciation and amortization	7,626	7,232
EBITDA	$(36,228)	$(9,268)
Stock compensation expense	1,324	1,679
Gain on debt extinguishment	—	(8,709)
Impairment charges	2,752	—
Adjusted EBITDA	$(32,152)	$(16,298)

About Vroom (Nasdaq: VRM)

Vroom owns and operates United Auto Credit Corporation (UACC), a leading indirect automotive lender serving the independent and franchise dealer market nationwide, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. During fiscal 2023, Vroom also operated an end-to-end ecommerce platform to buy and sell used vehicles. Pursuant to its previously announced Value Maximization Plan, Vroom discontinued its ecommerce operations and used vehicle dealership business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the potential impacts of the execution of and the expected benefits and cost-savings, if any, from our Value Maximization Plan, including the completion of the wind-down of the ecommerce business, our expectations regarding United Auto Credit Corporation and CarStory, the impact from the UACC’s 2024-1 securitization transaction, and future results of operations and financial position, including our liquidity outlook for 2024. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by our Quarterly report on Form 10-Q for the quarter ended March 31, 2023, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

VROOM, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	As of March 31,	As of December 31,
	2024	2023
ASSETS
Cash and cash equivalents	$90,990	$135,585
Restricted cash (including restricted cash of consolidated VIEs of $48.1 million and $49.1 million, respectively)	49,516	73,234
Finance receivables at fair value (including finance receivables of consolidated VIEs of $381.3 million and $341.4 million, respectively)	421,279	348,670
Finance receivables held for sale, net (including finance receivables of consolidated VIEs of $450.0 million and $457.2 million, respectively)	454,189	503,546
Interest receivable (including interest receivables of consolidated VIEs of $13.4 million and $13.7 million, respectively)	14,142	14,484
Property and equipment, net	2,414	4,982
Intangible assets, net	125,136	131,892
Operating lease right-of-use assets	6,751	7,063
Other assets (including other assets of consolidated VIEs of $11.4 million and $13.3 million, respectively)	39,708	59,429
Assets from discontinued operations	18,142	196,537
Total assets	$1,222,267	$1,475,422
LIABILITIES AND STOCKHOLDERS’ EQUITY
Warehouse credit facilities of consolidated VIEs	$516,276	$421,268
Long-term debt (including securitization debt of consolidated VIEs of $238.0 million and $314.1 million at fair value, respectively)	548,142	626,583
Operating lease liabilities	9,809	10,459
Other liabilities (including other liabilities of consolidated VIEs of $16.0 million and $14.3 million, respectively)	61,260	61,321
Liabilities from discontinued operations	25,293	228,120
Total liabilities	1,160,780	1,347,751
Commitments and contingencies (Note 11)
Stockholders’ equity:
Common stock, $0.001 par value; 500,000,000 shares authorized as of March 31, 2024 and December 31, 2023; 1,795,626 and 1,791,286 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	2	2
Additional paid-in-capital	2,089,814	2,088,381
Accumulated deficit	(2,028,329)	(1,960,712)
Total stockholders’ equity	61,487	127,671
Total liabilities and stockholders’ equity	$1,222,267	$1,475,422

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended March 31,
	2024	2023
Interest income	$51,077	$34,368

Interest expense:
Warehouse credit facility	9,471	3,099
Securitization debt	4,869	4,345
Total interest expense	14,340	7,444
Net interest income	36,737	26,924

Realized and unrealized losses, net of recoveries	30,819	15,728
Net interest income after losses and recoveries	5,918	11,196

Noninterest (loss) income:
Servicing income	2,019	2,854
Warranties and GAP income, net	(9,642)	2,835
CarStory revenue	2,979	3,170
Gain on debt extinguishment	—	8,709
Other income	2,784	3,032
Total noninterest (loss) income	(1,860)	20,600

Expenses:
Compensation and benefits	24,110	23,221
Professional fees	3,343	4,973
Software and IT costs	4,622	5,246
Depreciation and amortization	7,626	7,232
Interest expense on corporate debt	1,391	1,340
Impairment charges	2,752	—
Other expenses	4,454	5,199
Total expenses	48,298	47,211

Loss from continuing operations before provision for income taxes	(44,240)	(15,415)
Provision for income taxes from continuing operations	436	54
Net loss from continuing operations	$(44,676)	$(15,469)
Net loss from discontinued operations	$(22,941)	$(59,272)
Net loss	$(67,617)	$(74,741)

Net loss per share attributable to common stockholders, continuing operations, basic and diluted	$(24.90)	$(8.93)
Net loss per share attributable to common stockholders, discontinued operations, basic and diluted	$(12.79)	$(34.23)
Total net loss per share attributable to common stockholders, basic and diluted	$(37.68)	$(43.16)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	1,794,303	1,731,636

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2024	2023
Operating activities
Net loss from continuing operations	$(44,676)	$(15,469)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment charges	2,752	—
Profit share receivable	9,642	—
Gain on debt extinguishment	—	(8,709)
Depreciation and amortization	7,626	7,224
Amortization of debt issuance costs	843	802
Losses on finance receivables and securitization debt, net	40,163	16,603
Stock-based compensation expense	1,324	1,679
Provision to record finance receivables held for sale at lower of cost or fair value	306	(1,251)
Amortization of unearned discounts on finance receivables at fair value	(4,792)	(5,320)
Other, net	(1,921)	(3,256)
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables held for sale	(130,404)	(143,174)
Principal payments received on finance receivables held for sale	40,387	20,731
Other	404	1,850
Interest receivable	342	(3,737)
Other assets	3,022	7,069
Other liabilities	(61)	(6,740)
Net cash used in operating activities from continuing operations	(75,043)	(131,698)
Net cash provided by operating activities from discontinued operations	98,167	46,677
Net cash provided by (used in) operating activities	23,124	(85,021)
Investing activities
Finance receivables at fair value
Originations of finance receivables at fair value	—	(3,392)
Principal payments received on finance receivables at fair value	35,195	41,850
Consolidation of VIEs	—	11,409
Principal payments received on beneficial interests	773	2,144
Purchase of property and equipment	(644)	(814)
Net cash provided by investing activities from continuing operations	35,324	51,197
Net cash provided by (used in) investing activities from discontinued operations	5,747	(4,379)
Net cash provided by investing activities	41,071	46,818
Financing activities
Proceeds from borrowings under secured financing agreements	—	238,735
Principal repayment under secured financing agreements	(73,647)	(42,784)
Principal repayments of financing of beneficial interests in securitizations	(2,651)	—
Proceeds from warehouse credit facilities	125,100	135,900
Repayments of warehouse credit facilities	(30,092)	(241,351)
Repurchases of convertible senior notes	—	(5,883)
Other financing activities	(40)	(156)
Net cash provided by financing activities from continuing operations	18,670	84,461
Net cash used in financing activities from discontinued operations	(151,178)	(129,560)
Net cash used in financing activities	(132,508)	(45,099)
Net decrease in cash, cash equivalents and restricted cash	(68,313)	(83,302)
Cash, cash equivalents and restricted cash at the beginning of period	208,819	472,010
Cash, cash equivalents and restricted cash at the end of period	$140,506	$388,708

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(in thousands)

(unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$13,497	$6,347
Supplemental disclosure of non-cash investing and financing activities:
Finance receivables from consolidation of 2022-2 securitization transaction	$—	$180,706
Elimination of beneficial interest from the consolidation of 2022-2 securitization transaction	$—	$9,811
Securitization debt from consolidation of 2022-2 securitization transaction	$—	$186,386
Reclassification of finance receivables held for sale to finance receivables at fair value, net	$—	$248,081